                                  EXHIBIT e.(v)

                              Amendment Number 4 to
                        Principal Underwriting Agreement

                              AMENDMENT NUMBER 4 TO
                        PRINCIPAL UNDERWRITING AGREEMENT

         Pursuant to the Principal Underwriting Agreement between Hartford Securities Distribution Company, Inc. and Hartford Series Fund, Inc. dated January 22, 1998, as amended (the "Agreement"), Hartford Focus HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund and Hartford Value HLS Fund are hereby included as additional Funds. All provisions in the Agreement shall also apply to Hartford Focus HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund and Hartford Value HLS Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the 30th of April, 2001.


                            HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.


                            By:  /s/ Peter W. Cummins
                                 -----------------------------------------------
                                     Peter W. Cummins
                                     Senior Vice President


                            HARTFORD SERIES FUND, INC.
                            on behalf of:
                            Hartford Focus HLS Fund
                            Hartford International Capital Appreciation
                                    HLS Fund
                            Hartford International Small Company
                                    HLS Fund
                            Hartford MidCap Value HLS Fund
                            Hartford Value HLS Fund


                            By:  /s/ David M. Znamierowski
                                 -----------------------------------------------
                                     David M. Znamierowski
                                     President